Kemper Small Capitalization
Equity Fund

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

SEEKING MAXIMUM APPRECIATION OF INVESTOR'S CAPITAL

"...the market began to recognize the improved fundamentals of small capitalization stocks vs. larger companies..."











[KEMPER MUTUAL FUNDS LOGO]

TABLE OF
CONTENTS

                   3
             General
   Economic Overview

                   5
  Performance Update

                   7
       Terms to Know

                  10
    Industry Sectors

                  11
    Largest Holdings

                  12
        Portfolio of
         Investments

                  15
           Report of
Independent Auditors

                  16
Financial Statements

                  18
            Notes to
Financial Statements

                  22
Financial Highlights


At A Glance

Kemper Small Capitalization Equity Fund Total Returns for the year ended September 30, 1995 (unadjusted for any sales charge):


    CLASS A               30.88%
    CLASS B               29.59%
    CLASS C               29.65%
    LIPPER SMALL CAP
     EQUITY FUNDS
     CATEGORY AVERAGE*    28.93%



NET ASSET VALUE

                               AS OF             AS OF
                               9/30/95           9/30/94
---------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS A            $7.14               $5.81
---------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS B            $7.02               $5.78
---------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS C            $7.02               $5.77
---------------------------------------------------------

KEMPER SMALL CAPITALIZATION EQUITY
FUND LIPPER RANKINGS*

COMPARED TO ALL OTHER FUNDS IN THE LIPPER SMALL
CAPITALIZATION FUNDS CATEGORY

             1-YEAR             5-YEAR         10-YEAR
---------------------------------------------------------
CLASS A    #108 OF 288 FUNDS    #36 OF 79      #15 OF 36
---------------------------------------------------------
CLASS B    #116 OF 288 FUNDS    N/A            N/A
---------------------------------------------------------
CLASS C    #114 OF 288 FUNDS    N/A            N/A
---------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Rankings are historical and do not reflect future performance.


DIVIDEND REVIEW

DURING THE FISCAL YEAR, KEMPER SMALL CAPITALIZATION EQUITY
FUND PAID THE FOLLOWING DIVIDENDS:

                     CLASS A     CLASS B         CLASS C
---------------------------------------------------------
LONG-TERM
CAPITAL GAIN:        $0.34         $0.34          $0.34
---------------------------------------------------------


About Your Report


SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.


  Specifically, your report now includes:

- Terms you'd need to know related to your fund
- A look at your fund's sector weightings and how they have changed
- A comparison of your fund and its benchmark sector weightings
- Your fund's largest individual holdings

  If you have any comments about the revised format or if you have suggestions for additional changes, please write to:

  Kemper Mutual Funds
  Shareholder Communications
  120 South LaSalle Street
  Chicago, IL 60603

GENERAL ECONOMIC OVERVIEW


              STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT
[PHOTO OF     OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS
 STEPHEN B.   AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING
 TIMBERS]     $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE
              UNIVERSITY AND HOLDS AN M.B.A.  FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first 10 months of 1995. At this point in the year, the returns of most leading securities markets worldwide are significantly higher than they were at the same time in 1994.

        We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

        The economy's continued growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

        Will the Federal Reserve Board adjust interest rates again? As of this date -- which precedes any resolution on the federal budget issue -- we doubt that the Fed has motivation to either ease or (which would be even less likely) raise interest rates. Our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

        We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in the summer. The market recovered after a brief period and has gained ground since. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.

        As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

        International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

GENERAL ECONOMIC OVERVIEW



ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                            Now (10/31/95)  6 months ago  1 year ago  2 years ago
10-year Treasury rate(1)       6.04            6.63          7.96      5.72
Prime rate(3)                  8.75            9             8.15      6
Inflation rate(3)(*)           2.54            3.05          2.68      2.75
The U.S. Dollar(4)            -1.05          -10.02         -5.65      1.23
Capital goods orders(5)(*)    11.72            9.44         18.9      19.12
Industrial production(6)(*)    3.03            3.84          6.08      3.50
Employment growth(7)           1.80            2.30          3.25      2.47

(*)Data as of September 30, 1995

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on corporate profits and equity performance.

(7)  An influence on family income and retail sales.

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.



        We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

        Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

        With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


Stephen B. Timbers

STEPHEN B. TIMBERS

CHIEF INVESTMENT AND EXECUTIVE OFFICER

November 6, 1995

PERFORMANCE UPDATE

------------

  PHOTO OF KAREN HUSSEY

------------


KAREN HUSSEY JOINED KEMPER FINANCIAL SERVICES, INC. IN SEPTEMBER 1994 AS FIRST VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER SMALL CAPITALIZATION EQUITY FUND. MS. HUSSEY GRADUATED WITH A B.S. DEGREE FROM SOUTHWEST MISSOURI UNIVERSITY.

PORTFOLIO MANAGER KAREN HUSSEY DISCUSSES A TURNAROUND FOR SMALL CAPITALIZATION GROWTH STOCKS, THE HIGH-FLYING TECHNOLOGY SECTOR AND NEW OPPORTUNITIES IN THE SMALL CAP ARENA.

Q.    THE SMALL CAPITALIZATION EQUITY FUND ENDED ITS FISCAL YEAR WITH A
22.89% GAIN IN NET ASSET VALUE AND A TOTAL RETURN OF 30.88% FOR CLASS A SHARES -- A SHARP CONTRAST FROM THE NEGATIVE RETURN POSTED A YEAR EARLIER. WHAT PROMPTED THIS STRONG PERFORMANCE?


A. Small cap stocks underperformed the market through 1994 and into the second quarter of 1995. This can be attributed to two factors. First, rising interest rates had compressed price to earning ratios (P/E), a measure of how much investors are willing to pay for a company's earnings stream. This made valuations less attractive, particularly for small company stocks. Second, the weak dollar favored large companies with multinational exposure. Earnings for those companies were boosted as profits from foreign sales increased when translated back into U.S. dollars.

        In recent months we've seen a reversal in both of these trends. Interest rates have declined, which had a positive influence on small caps' valuations and made forecast earnings relative to larger companies more favorable. In addition, the dollar has strengthened. This makes small cap domestic stocks more attractive compared to large multinationals, which will see pressure on earnings from foreign sales. In June, the market began to recognize the improved fundamentals of small capitalization stocks versus larger companies. Since then both the Russell 2000 and the NASDAQ Composite Index have risen to new highs.

Q.    DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE PERIOD?

A. We continued to reduce the fund's average market capitalization, something we'd started during the spring of 1995. Since then, the fund's relative performance has risen from the third quartile of its Lipper Small Cap Growth Funds category to the second quartile (see chart, page 2).

        In terms of sector allocation and overall strategy, there haven't been any significant changes. Since restructuring the portfolio during the latter half of 1994, the fund's top 15 holdings (listed on page 9) are basically unchanged, although there may have been a bit of shuffling in terms of actual rank. As growth stock managers, we buy with a long-term view and, over time, those holdings have really been workhorses in terms of performance.

PERFORMANCE UPDATE

Q. TECHNOLOGY STOCKS HAVE BEEN LEADING THE MARKET FOR OVER A YEAR NOW. HOW MUCH OF THE PORTFOLIO IS INVESTED IN TECHNOLOGY STOCKS, AND DO YOU SEE THIS TREND CONTINUING?

A. We've had as much as 27% or 28% of the portfolio in technology during the past year. As of September 30, we've trimmed that position to about 23% of equities. That's still a substantial weighting, but below some other small capitalization growth funds.

        As for the continued strength of technology stocks, there's no question that the long-term potential for semiconductors, software and communications is very positive. However, the potential for a correction in the shorter-term can't be ignored. Earlier in the year we modestly reduced our technology exposure in light of the sector's strong moves and in anticipation of a seasonal pull-back. However, it soon became apparent that we'd underestimated the strength of the personal computer cycle and our reduced exposure was limiting our performance. By May, when it was evident that the seasonal slowdown was not going to occur over the summer, we added to several tech positions which provided some additional gains.

        In August we did begin to see a sell-off in technology, sparked by concerns over valuations and that perhaps earnings had peaked. At that point, we began to move into some lesser-known, less exploited technology stocks. Our analysts identified several companies that are benefiting from the same trends but have yet to experience the gains of their larger counterparts.

Q.  WHAT OTHER MARKET SECTORS ARE YOU INVESTING IN?

A. We've established a 20% position in health care services, medical products and supplies over the past year. Heart Technology and IDEXX Labs have been winners. Financial stocks have done well, although there aren't a lot of growth opportunities in this sector. Advanta did well for us, as did Aames Financial. One area that we're very interested in is outsourcing. Many large companies are eliminating certain operations that aren't a part of their core functions or where they don't have a competitive advantage. This is creating new opportunities for small companies to provide these services. Alternative Resources, a company that provides technology-proficient personnel is a good example.

        We're especially interested in issues that are underresearched and underfollowed by the investment community. To help in this area, we've expanded our research team to include another senior analyst and an associate analyst devoted exclusively to small capitalization growth stocks. This will allow us to meet with more companies one-on-one, and help us identify new investment opportunities.

Q. HOW ACTIVE HAS THE FUND BEEN IN THE IPO (INITIAL PUBLIC OFFERING) MARKET? HOW HAVE THESE INVESTMENTS PERFORMED?

A. The IPO market has been very beneficial for us. During the past year we've invested in several companies through initial offerings. Of those investments, only one turned out to be a disappointment -- which shows the strength of our analysis. IPOs have also broadened our exposure to new growth areas. For example, we've recently established positions in three workers compensation-related companies, CRA Managed Care, RTW and Occusystems. This is a market which is estimated to reach $100 billion by the end of this year. Workers compensation costs have been rising very rapidly and managed care techniques such as those offered by the companies I just mentioned are just starting to be employed.

Q.  ISN'T TRADING IN THESE STOCKS EXPENSIVE FOR THE FUND?

A. It can be, if you're buying the issues and immediately selling them for a quick profit. That can raise fund expenses and pile on taxable gains. That's not our approach. Like any other stock, we purchase an IPO for its long-term growth potential. Unless we're unable to establish a meaningful position, or if the stock is bid up to ridiculous levels that can't be

PERFORMANCE UPDATE

sustained, we intend to hold the position for awhile. As an example, we participated in the initial offering of 7th Level (see sidebar) which has been a real success story for us. We bought this stock last November on its offering at just over $10. After several slow months, it's really come to life. As of September 30, it had risen to $21. On the other hand, we also purchased the IPO of Netscape -- a company that makes software to help users navigate the Internet. That offering received a tremendous amount of publicity and the stock tripled on its first day. We chose to take our profit and step away from that stock.


Q.  WHAT'S YOUR OUTLOOK FOR THE COMING YEAR?

A. Very positive. We're about four years into an expected six- to eight-year cycle of small cap stocks showing strong relative performance. Now, after more than a year of weak relative performance we're seeing a resumption of that secular trend. Supporting this move are 1) compelling relative valuations, 2) stronger relative earnings growth, 3) a stable to stronger dollar which is comparatively more favorable for small companies with a more domestic orientation and 4) lower long-term interest rates which favor long duration assets such as small capitalization growth stocks. In addition, possible tax reform -- in the form of a flat tax or a lower capital gains tax -- would be a long-term positive for all stocks, but particularly for small growth companies.


TERMS TO KNOW


TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

CAPITALIZATION The value of a corporation as determined by the market price of its issued and outstanding common stock. It is calculated by multiplying the number of outstanding shares by the current market price of a share.

P/E RATIO The price of a stock divided by its earnings per share. The P/E ratio, also known as the MULTIPLE, is a measure of how much an investor is paying for a company's earning power. The higher the P/E, the more investors are paying and, therefore, the more earnings growth they are expecting. High P/E stocks are typically young, fast-growing companies which generally represent greater risk than longer more established companies.

NASDAQ COMPOSITE INDEX A market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ (National Association of Securities Dealers Automated Quotation system) market as well as National Market System traded foreign common stocks and ADRs.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 1995 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                      LIFE OF
                            1-YEAR    5-YEAR  10-YEAR  CLASS
-------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS A          23.44%   21.33%  14.97%  12.57%   (SINCE 2/20/69)
-------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS B          26.59     N/A     N/A    21.33    (SINCE 5/31/94)
-------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS C          29.65     N/A     N/A    23.30    (SINCE 5/31/94)
-------------------------------------------------------------------------------




GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER SMALL
CAPITALIZATION EQUITY FUND CLASS A FROM 1/1/79 THROUGH 9/30/95


                  SMALL            WILSHIRE              RUSSELL        STANDARD & POOR'S
                CAPITAL A       MID-CAP INDEX           2000 INDEX      500 STOCK INDEX
  1/1/79        $ 10,000          $ 10,000               $ 10,000          $ 10,000
12/31/83          30,341            29,590                 32,648            22,203
12/31/87          41,107            39,890                 38,239            38,734
12/31/91          89,498            75,787                 65,340            74,980
 9/30/95         133,304           135,532                113,531           116,679



GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER SMALL
CAPITALIZATION EQUITY FUND CLASS B FROM 5/31/94 THROUGH 9/30/95

                  SMALL            WILSHIRE              RUSSELL        STANDARD & POOR'S
                CAPITAL A       MID-CAP INDEX           2000 INDEX      500 STOCK INDEX
 5/31/94        $ 10,000          $  9,660               $  9,496          $ 10,000
12/31/94          10,146            10,141                 10,427            10,284
 9/30/95          12,958            12,750                 14,217            13,335


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

The Kemper Small Capitalization Equity Fund's average market capitalization has been reduced to approximately $800 million, placing it in the Lipper Small Capitalization Growth Fund Category. This change necessitates the introduction of a new peer group for the fund. For the next annual report, the fund will be compared with the S&P 500 Index++ and the Russell 2000 Index** and will not include the Wilshire Mid-Cap Index.+

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 5.75% and for B Shares adjustment for the applicable contingent deferred sales charge as follows:
1-year, 3%; 5-year, 1%; since inception, 0%. There is no sales charge for C Shares. Average annual return reflects annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. When reviewing the performance chart, please note that the inception date for the Russell 2000 Index is 1/1/79. As a result, we are unable to illustrate the life of fund performance for Class A Shares (since 2/20/69) for the Kemper Small Capitalization Equity Fund. In comparing the Kemper Small Capitalization Equity Fund performance to the Russell 2000 Index, the Standard & Poor's 500 Stock Index and the Wilshire Mid-Cap Index you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

** The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

+ Wilshire Mid-Cap Index is an unmanaged index comprised of 750 mid-size capitalization companies generally represented in large and small company universes. The market capitalization range of the Mid-Cap 750 is currently from $400 million to $1.7 billion. Data assumes reinvestment of dividends. Source is Wilshire Associates Incorporated.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

PERFORMANCE UPDATE


       GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER SMALL
       CAPITALIZATION EQUITY FUND CLASS C FROM 5/31/94 THROUGH 9/30/95

                  SMALL            WILSHIRE              RUSSELL        STANDARD & POOR'S
                CAPITAL A       MID-CAP INDEX           2000 INDEX      500 STOCK INDEX
 5/31/94        $ 10,000          $  9,660               $  9,496          $ 10,000
12/31/94          10,128            10,141                 10,427            10,284
 9/30/95          13,240            12,750                 14,217            13,335




  Featured Investment


KAREN HUSSEY ON 7TH LEVEL

One of the Small Capitalization Equity Fund's most successful purchases of the past year has been 7th Level, a company that develops and produces high-quality interactive entertainment and educational software. Its current products include Tuneland, an educational CD-ROM program for children starring Howie Mandel; Battle Beast, an arcade-style game with fully animated, morphing characters; and Monty Python's Complete Waste of Time, a CD-ROM comic strategy game that includes original BBC highlights. According to Karen Hussey: "This company has developed critically-acclaimed animated software products at a much lower cost than its competitors due to their proprietary digital inking and
painting software tools."   Upcoming projects include "The Universe According
to Virgil," an interactive cartoon that explores the wonders of science, scheduled for release in early 1996; a joint venture with Disney to develop games based on characters from movies like "The Lion King;" and joint ventures with Morgan Creek (the company that owns rights to the Ace Ventura character), Quincy Jones-David Salzman Entertainment and Mike Milken E.E.N. Communications.

INDUSTRY SECTORS


A YEAR-TO-YEAR COMPARISON
DATA SHOW THE PERCENTAGE OF THE DOMESTIC COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON SEPTEMBER 30, 1995 AND ON SEPTEMBER 30, 1994.

                        Small Cap Fund on 9/30/95   Small Cap Fund on 9/30/94
BASIC INDUSTRIES                          6.4%             3.1%
CAPITAL GOODS                            13.4%             8.2%
TECHNOLOGY                               23.2%            26.2%
CONSUMER DURABLES                           0%             5.9%
CONSUMER NON-DURABLES                    26.8%            27.5%
HEALTH CARE                              20.2%            15.1%
FINANCE                                   4.7%             5.8%
TRANSPORTATION                            4.5%             5.2%
ENERGY                                    0.8%               0%
UTILITIES                                   0%             0.2%
OTHER                                       0%             2.8%



A COMPARISON WITH THE RUSSELL 2000 INDEX
DATA SHOW THE PERCENTAGE OF THE DOMESTIC COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER SMALL CAPITALIZATION EQUITY FUND REPRESENTED ON SEPTEMBER 30, 1995, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 INDEX.

                        Small Cap Fund on 9/30/95   Russell 2000 on 9/30/95
BASIC INDUSTRIES                          6.4%             6.4%
CAPITAL GOODS                            13.4%             9.2%
TECHNOLOGY                               23.2%            16.7%
CONSUMER DURABLES                           0%             3.6%
CONSUMER NON-DURABLES                    26.8%            21.5%
HEALTH CARE                              20.2%             9.8%
FINANCE                                   4.7%            21.8%
TRANSPORTATION                            4.5%             2.4%
ENERGY                                    0.8%             5.1%
UTILITIES                                   0%             2.6%
OTHER                                       0%             0.9%


LARGEST HOLDINGS



THE FUND'S 15 LARGEST HOLDINGS
Representing 29% of the fund's total net assets on September 30, 1995


     Holdings                                                     Percent
-------------------------------------------------------------------------
1.   Wisconsin Central  Regional railroad system                  3.0%
     Transportation
-------------------------------------------------------------------------

2.   LCI International  Long-distance communications              2.5%
-------------------------------------------------------------------------

3.   IDEXX Labs         Manufacturer of animal biomedical test    2.0%
                        products
-------------------------------------------------------------------------

4.   FMC Corp.          Chemicals; machinery                      2.0%
-------------------------------------------------------------------------


5.   Caremark           Pharmacy services; physician practice     2.0%
     International      management

-------------------------------------------------------------------------


6.   Alternative        Provides information services personnel   1.9%
     Resources, Inc.
-------------------------------------------------------------------------

7.   Allen Group, Inc.  Electronic telecommunications equipment   1.9%
-------------------------------------------------------------------------

8.   Omnicare, Inc.     Long-term care pharmacy services          1.9%
-------------------------------------------------------------------------

9.   Fort Howard Corp.  Leading producer of recycled paper-based  1.8%
                        tissue
-------------------------------------------------------------------------

10.  Gaylord            Cable television programming;             1.8%
     Entertainment      entertainment
-------------------------------------------------------------------------

11.  Danka Business     Distributor of office automation          1.8%
                        equipment
-------------------------------------------------------------------------


12.  TriMas Corp.       Manufactures steel alloy fasteners,       1.7%
                        specialty containers, towing systems
                        and precision tools
-------------------------------------------------------------------------

13.  Viking Office      Direct catalogue marketer of office       1.6%
     Products, Inc.     supplies
-------------------------------------------------------------------------

14.  Risk Capital Inc.  Global reinsurance                        1.6%
-------------------------------------------------------------------------

15.  7th Level, Inc.    Develops interactive consumer software    1.5%
-------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND
PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1995
(DOLLARS IN THOUSANDS)

                                                                             NUMBER OF SHARES      VALUE
COMMON STOCKS

CABLE TELEVISION,                 (b)  Evergreen Media Corp.                        192,900     $    5,498
BROADCASTING, AND                      Gaylord Entertainment Co.                    546,000         14,810
WIRELESS                          (b)  Infinity Broadcasting Corp.                   94,500          3,095
COMMUNICATIONS -- 4.5%                 International CableTel Incorporated          437,167         12,241
                                       Sinclair Broadcasting Group                   86,600          2,490
                                       ===================================================================
                                                                                                    38,134

CHEMICALS -- 3.9%                 (b)  FMC Corp.                                     220,000        16,720
                                       Lawter International                          250,000         2,813
                                       Minerals Technologies                         200,000         7,525
                                       OM Group                                      190,000         5,771
                                       ===================================================================
                                                                                                    32,829

COMPUTER SOFTWARE AND                  Alternative Resources Corporation            500,000         16,000
TECHNOLOGY -- 13.5%               (b)  Artisoft, Inc.                               250,000          2,656
                                  (b)  Atmel Corporation                            160,000          5,400
                                  (b)  Auspex Systems                               250,000          3,906
                                  (b)  Checkfree Corporation                         37,500            750
                                  (b)  C.P. Clare                                   134,600          3,432
                                  (b)  Gartner Group                                 60,000          1,965
                                  (b)  HNC Software                                   8,900            234
                                  (b)  Information Storage Development              135,900          3,075
                                  (b)  Intergraph Corp.                              50,000            606
                                       Keane, Inc.                                  337,000          9,731
                                       McAfee Associates Inc.                       100,000          5,150
                                  (b)  Microchip Technology                         271,700         10,291
                                  (b)  NETCOM On-Line Communications
                                         Service, Inc.                               70,000          3,080
                                  (b)  Network Equipment Technologies                80,000          3,330
                                  (b)  Novadigm, Inc.                               151,000          2,548
                                  (b)  OnTrak Systems, Inc.                           4,500            124
                                  (b)  Parametric Technology Corp.                   80,000          4,920
                                       Pioneer-Standard Electronics                 102,000          1,785
                                  (b)  Premenos Technology Corp.                     26,500            861
                                  (b)  7th Level, Inc.                              614,600         12,907
                                  (b)  Solectron Corp.                              230,000          9,085
                                  (b)  SPSS Incorporated                             95,600          1,649
                                  (b)  Ultratech Stepper, Inc.                      221,000          9,337
                                  (b)  Videoserver                                    5,000            176
                                       ===================================================================
                                                                                                   112,998

CONSUMER PRODUCTS                 (b)  Franklin Quest Co.                           216,900          5,314
AND SERVICES -- 5.6%                   Hudson Foods                                 650,000          9,019
                                  (b)  Kenneth Cole Productions                     150,000          5,269
                                  (b)  Opta Food Ingredients                        120,000          1,890
                                  (b)  Play By Play Toys & Novelties, Inc.          100,000          1,325
                                  (b)  Redhook Ale Brewing, Incorporated             40,400          1,192
                                  (b)  Safety 1st                                   200,000          4,250
                                       Stewart Enterprises, Inc.                    240,000          8,700
                                  (b)  Whole Foods Market                           100,000          1,312
                                  (b)  Williams-Sonoma                              426,500          8,850
                                       ===================================================================
                                                                                                    47,121


                                        12

PORTFOLIO OF INVESTMENTS

                                                                             NUMBER OF SHARES      VALUE
(DOLLARS IN THOUSANDS)
ENERGY AND                             Cairn Energy USA                             175,000      $   2,231
RELATED SERVICES -- .8%           (b)  Input/Output, Inc.                            50,000          1,919
                                  (b)  Nuevo Energy Co.                             100,000          2,250
                                       ===================================================================
                                                                                                     6,400

                                       CBI Industries                               270,000          6,413
ENGINEERING -- 2.0%               (b)  Jacobs Engineering Group                     425,000         10,572
                                       World Fuel Services                            6,124             89
                                       ===================================================================
                                                                                                    17,074

FINANCIAL SERVICES -- 4.4%             ADVANTA Corp.                                150,000          6,375
                                  (b)  Risk Capital Holdings, Inc.                  619,900         13,483
                                  (b)  SPS Transaction Services                     354,600         10,283
                                       Western National Corporation                 460,000          6,325
                                       ===================================================================
                                                                                                    36,466

                                  (b)  Hammons (John Q) Hotels, Inc.                500,000          6,438
                                  (b)  MGM Grand                                    145,000          3,698
                                  (b)  Players International                         65,850            947
                                  (b)  Prime Hospitality Corp.                      500,000          5,125
                                       ===================================================================
                                                                                                    16,208

MANUFACTURING                          Applied Extrusion Technologies               200,000          3,675
                                  (b)  Burr Brown Corp.                              70,000          2,607
                                       Elsag Bailey                                 300,000          9,787
                                       Federal Signal Corp.                         561,000         12,482
                                  (b)  Fort Howard Corporation                    1,000,000         15,375
                                       Greenfield Industries                        365,000         11,224
                                       IMCO Recycling                               235,500          5,328
                                  (b)  KEMET Electronics Corp.                      130,000          4,453
                                  (b)  Mohawk Industries                            396,200          6,933
                                       Nordson Corp.                                 75,000          4,406
                                       Superior Industries International            171,500          4,609
                                  (b)  Thompson PBE                                 250,000          4,281
                                       TriMas Corp.                                 700,000         14,525
                                  (b)  Trimble Navigation Ltd.                       96,800          2,444
                                       Wabash National Corp.                         80,000          2,830
                                       ===================================================================
                                                                                                   104,959

MEDICAL PRODUCTS AND                   Arrow International                          210,000          9,082
EQUIPMENT -- 8.6%                 (b)  Dura Pharmaceuticals                         264,000          7,854
                                  (b)  Genzyme Corporation                          100,000          1,450
                                  (b)  Healthdyne Technologies                      400,000          5,450
                                  (b)  Heart Technology                              93,000          2,592
                                  (b)  ICU Medical                                  248,000          3,348
                                  (b)  IDEXX Laboratories                           450,000         16,763
                                  (b)  Isolyser                                     150,700          5,143
                                  (b)  i-STAT Corp.                                 175,000          6,519
                                  (b)  Research Industries                          320,000          9,320
                                  (b)  Respironics                                  225,000          4,331
                                  (b)  U.S. Bioscience, with warrants
                                         expiring 1998                                1,578             11
                                       ===================================================================
                                                                                                    71,863

PORTFOLIO OF INVESTMENTS

                                                                             NUMBER OF SHARES      VALUE
(DOLLARS IN THOUSANDS)
MEDICAL SERVICES -- 10.2%         (b)  ABR Information Services                     190,200      $   4,803
                                  (b)  American Oncology                             20,000            860
                                  (b)  Caremark International, Inc.                 775,000         16,663
                                  (b)  Cerner Corporation                           125,000          4,281
                                  (b)  Coastal Physician Group                      400,000          7,000
                                  (b)  CRA Managed Care                             205,000          4,433
                                  (b)  Dendrite International, Inc.                 250,000          3,812
                                  (b)  HCIA Inc.                                    100,000          2,575
                                  (b)  IMNET Systems, Inc.                           87,500          2,253
                                  (b)  Medaphis Corp.                               120,000          3,360
                                  (b)  Occusystems                                  210,000          4,358
                                       Omnicare, Inc.                               400,000         15,600
                                  (b)  Orthodontic Centers of America               100,000          3,225
                                  (b)  Owen Healthcare, Inc.                        100,000          1,631
                                  (b)  Renal Treatment Centers                      160,000          5,920
                                  (b)  RTW Inc.                                     191,100          5,303
                                       ===================================================================
                                                                                                    86,077

OFFICE EQUIPMENT AND                   Danka Business Systems ADR                   408,000         14,688
SUPPLIES -- 4.9%                  (b)  Officemax                                    524,250         12,713
                                  (b)  Viking Office Products                       325,000         13,569
                                       ===================================================================
                                                                                                    40,970

PUBLISHING -- 1.4%                (b)  Mecklermedia Corporation                     211,600          3,968
                                       Thomas Nelson, Inc.                          300,000          7,575
                                       ===================================================================
                                                                                                    11,543

RETAILING AND                     (b)  Department 56, Inc.                          180,000          8,415
RESTAURANTS -- 6.7%               (b)  General Nutrition                            200,000          9,100
                                  (b)  Gymboree                                     275,000          8,284
                                  (b)  Movie Gallery                                189,400          8,097
                                  (b)  PETsMART                                     205,500          6,936
                                  (b)  Proffitt's                                    23,800            654
                                  (b)  Starbucks Corp.                              225,000          8,522
                                       Tandy Corp.                                  100,000          6,075
                                       ===================================================================
                                                                                                    56,083

TELECOMMUNICATIONS AND                 Allen Group                                  436,800         15,834
EQUIPMENT -- 8.2%                 (b)  Intervoice, Inc.                             400,000          9,150
                                  (b)  LCI International, Inc.                      541,600         21,258
                                       MIDCOM Communications, Inc.                  325,600          4,965
                                  (b)  Stratacom, Inc.                               16,400            906
                                  (b)  Tellabs Operations                           200,000          8,425
                                       Teltrend Inc.                                 59,700          1,970
                                       U.S. Robotics                                 70,000          5,967
                                       ===================================================================
                                                                                                    68,475

TRANSPORTATION -- 4.2%            (b)  ABC Rail Products                            225,000          4,725
                                  (b)  Copart, Inc.                                 260,000          5,915
                                  (b)  Wisconsin Central Transportation
                                         Corporation                                375,000         25,031
                                       ===================================================================
                                                                                                    35,671
                                       TOTAL COMMON STOCKS--93.3%
                                       (Cost: $573,234)                                            782,871
                                       ===================================================================

CONVERTIBLE PREFERRED          (a)(b)  Cimlinc Incorporated "D"
STOCK                                  (Cost: $660)                                  75,431            283
                                       ===================================================================

PORTFOLIO OF INVESTMENTS

                                                                             PRINCIPAL AMOUNT      VALUE
(DOLLARS IN THOUSANDS)
MONEY MARKET                           Yield-5.83% to 5.94%
INSTRUMENTWS                           Due -- October and November 1995
                                       ConAgra, Inc.                                 $4,000     $    3,973
                                       Dynamic Funding Corporation                   11,000         10,964
                                       GTE Corporation                                4,000          3,984
                                       Renaissance Energy Co.                         7,300          7,285
                                       ===================================================================
                                       Total money market instruments--3.1%
                                       (Cost: $26,211)                                              26,206
                                       ===================================================================
                                       Total investments--96.4%
                                       (Cost: $600,105)                                            809,360
                                       ===================================================================
                                       Cash and other assets, less liabilities--3.6%                30,545
                                       ===================================================================
                                       Net assets--100%                                           $839,905
                                       ===================================================================

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The following security may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; it was valued at cost on the date of acquisition. No market quotation was available for unrestricted securities of the same class on the date of acquisition or on September 30, 1995. This security is valued at fair market value as determined in good faith by the Board of Trustees of the Fund.

       SECURITY DESCRIPTION               DATE OF ACQUISITION    NUMBER OF SHARES      COST PER SHARE
       Cimlinc Incorporated,
       convertible preferred, "D"            December 1983            75,431                $8.75

(b)    Non-income producing security.

Based on the cost of investments of $600,105,000 for federal income tax purposes at September 30, 1995, the aggregate gross unrealized appreciation was $220,077,000, the aggregate gross unrealized depreciation was $10,822,000 and the net unrealized appreciation on investments was $209,255,000.

See accompanying Notes to Financial Statements.


REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SMALL CAPITALIZATION EQUITY FUND

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Capitalization Equity Fund as of September 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Capitalization Equity Fund at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.


                                       ERNST & YOUNG LLP
Chicago, Illinois
November 14, 1995

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
(IN THOUSANDS)

ASSETS
Investments, at value
(Cost: $600,105)                                                                      $809,360
Cash
                                                                                            87
Receivable for:
   Fund shares sold
                                                                                           550
   Investments sold                                                                     42,085
   Dividends and interest                                                                   70
     TOTAL ASSETS                                                                      852,152
==============================================================================================
LIABILITIES AND NET ASSETS
Payable for:
   Fund shares redeemed
                                                                                         1,732
   Investments purchased                                                                 9,437
   Management fee                                                                          367
   Distribution services fee                                                               140
   Administrative services fee                                                             161
   Custodian and transfer agent fees and related expenses                                  356
   Other                                                                                    54
     Total liabilities                                                                  12,247
NET ASSETS                                                                            $839,905
==============================================================================================
ANALYSIS OF NET ASSETS
Paid-in capital                                                                       $521,082
Undistributed net realized gain on investments                                         109,568
Net unrealized appreciation on investments                                             209,255
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                           $839,905
==============================================================================================

THE PRICING OF SHARES

CLASS A SHARES
   Net asset value and redemption price per share
   ($588,842 / 82,487 shares outstanding)                                                $7.14
   Maximum offering price per share (net asset value, plus
   6.10% of net asset value or 5.75% of offering price)                                  $7.58

CLASS B SHARES
   Net asset value and redemption price
   (subject to contingent deferred sales charge) per share
   ($227,221 / 32,302 shares outstanding)                                                $7.03

CLASS C SHARES
   Net asset value and redemption price per share
   ($3,232 / 460 shares outstanding)                                                     $7.02

CLASS I SHARES
   Net asset value and redemption price per share
   ($20,610 / 2,882 shares outstanding)                                                  $7.15

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended September 30, 1995
(IN THOUSANDS)

NET INVESTMENT INCOME
   Dividends                                                                         $   2,082
   Interest                                                                              4,459
     Total investment income                                                             6,541

Expenses:
   Management fee                                                                        3,273
   Distribution services fee                                                             1,354
   Administrative services fee                                                           1,587
   Custodian and transfer agent fees and related expenses                                3,252
   Professional fees                                                                        60
   Reports to shareholders                                                                 130
   Trustees' fees and other                                                                 37
     Total Expenses                                                                      9,693
NET INVESTMENT LOSS                                                                     (3,152)
===============================================================================================

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on sales of investments                                           120,667
   Change in net unrealized appreciation on investments                                 76,338
Net gain on investments                                                                197,005
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $193,853
==============================================================================================


STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                              1995           1994
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
   Net investment  loss                                                      $(3,152)         (4,349)
   Net realized gain on investments                                          120,667          29,175
   Change in net unrealized appreciation                                      76,338         (44,153)
Net increase (decrease) in net assets resulting from operations              193,853         (19,327)
Distribution from net realized gain on investments                           (37,835)        (26,718)
Net increase from capital share transactions                                  52,280         167,592
TOTAL INCREASE IN NET ASSETS                                                 208,298         121,547
=====================================================================================================
NET ASSETS
Beginning of year                                                            631,607         510,060
END OF YEAR                                                                 $839,905         631,607
=====================================================================================================

NOTES TO FINANCIAL STATEMENTS

   1  DESCRIPTION OF THE FUND            Kemper Small Capitalization Equity Fund is an open-end management investment company organized as a business trust under the laws of
                                         Massachusetts. The Fund currently offers four classes of shares.
                                         Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions.
                                         Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class.
                                         Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

   2  SIGNIFICANT ACCOUNTING POLICIES    INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available.
                                         Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.
                                         Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation.
                                         Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                                         INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment
                                         transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-
                                         dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis.

                                         FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of
                                         Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock
                                         Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the



  NOTES TO FINANCIAL STATEMENTS

                                         Fund's net assets attributable to that class by the number of shares of the class outstanding.

                                         FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has
                                         complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                                         Differences in dividends per share are due to different class expenses.  Dividends payable to its shareholders are recorded by the
                                         Fund on the ex-dividend date.

                                         Distributions are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.



3 TRANSACTIONS WITH AFFILIATES           MANAGEMENT AGREEMENT. The Fund has a management agreement with Kemper
                                         Financial Services, Inc. (KFS) and pays a management fee at a base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the
                                         Fund's performance as compared to the performance of the Standard &
                                         Poor's 500 Stock Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets).

                                         During the year ended September 30, 1995, the Fund incurred management fees as follows (in thousands):

                                         Base fee                             $4,039
                                         Performance adjustment                 (766)
                                                                              ------
                                         Total fees                           $3,273
                                                                              ======

                                         UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an
                                         underwriting and distribution services agreement with Kemper
                                         Distributors, Inc. (KDI).  As principal underwriter for the Fund, KDI retained commissions of $105,000 for the year ended September 30,
                                         1995 for sales of Class A shares, after allowing $798,000 as commissions to firms of which $133,000 was paid to firms affiliated with KDI. For distribution services, the Fund pays KDI a fee of .75%
                                         of average daily net assets of the Class B and Class C shares.
                                         Pursuant to the agreement, KDI enters into related selling group agreements with various firms that provide distribution services to investors. KDI compensates these firms at various rates for sales of
                                         Class B and Class C shares. During the year ended September 30, 1995, the Fund incurred a distribution services fee for Class B and Class C shares of $1,354,000, and KDI paid $1,201,000 for commissions and distribution fees to firms, including $146,000 to firms affiliated with KDI. In addition, KDI received $518,000 of contingent deferred sales charges.

                                         ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI.  For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund


NOTES TO FINANCIAL STATEMENTS

                                         accounts the firms service. For the year ended September 30, 1995, the Fund incurred an administrative services fee of $1,587,000 and
                                         KDI paid $1,579,000 to firms, including $334,000 that was paid to firms affiliated with KDI.

                                         SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended September
                                         30, 1995, the transfer agent remitted shareholder services fees to
                                         KSvC of $2,512,000.

                                         OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended September
                                         30, 1995, the Fund made no payments to its officers and incurred trustees' fees of $22,000 to independent trustees.


4 INVESTMENT TRANSACTIONS                For the year ended September 30, 1995, investment transactions
                                         (excluding short-term instruments) are as follows (in thousands):

                                         Purchases                          $678,046
                                         Proceeds from sales                 634,276


  NOTES TO FINANCIAL STATEMENTS

5  CAPITAL SHARE TRANSACTIONS            The following table summarizes the
                                         activity in capital shares of the Fund
                                         (in thousands):

                                                                    YEAR ENDED SEPTEMBER 30,
                                                                 1995                    1994
                                                           SHARES      AMOUNT      SHARES     AMOUNT
                                         SHARES SOLD
                                         Class A           31,018    $181,695      31,360   $ 186,294
                                         Class B           14,738      87,414       4,652      25,933
                                         Class C              369       2,253         161         894
                                         Class I            3,091      19,863          --          --

                                         SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                         Class A            4,829      25,278       4,038      23,345
                                         Class B            1,801       9,352          --          --
                                         Class C               14          74          --          --

                                         SHARES REDEEMED
                                         Class A          (35,471)   (208,460)    (35,106)   (208,289)
                                         Class B          (10,859)    (63,342)     (2,601)    (14,502)
                                         Class C              (73)       (426)        (11)        (64)
                                         Class I             (209)     (1,421)         --          --

                                         CONVERSION OF SHARES
                                         Class A              739       4,350         163         904
                                         Class B             (746)     (4,350)       (163)       (904)

                                         SHARES ISSUED IN ACQUISITION (A)
                                         Class A               --          --       1,783       9,995
                                         Class B               --          --      25,480     143,986
                                         NET INCREASE
                                         FROM CAPITAL SHARE
                                         TRANSACTIONS                $ 52,280               $ 167,592
                                         ============================================================
                                         (a) On May 27, 1994, the Fund acquired the assets of Kemper
                                         Investment Portfolios--Small Capitalization Equity Portfolio in a
                                         tax-free exchange.


FINANCIAL HIGHLIGHTS

                                                                         CLASS A
                                                                 YEAR ENDED SEPTEMBER 30,
                                                     1995       1994        1993      1992     1991
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                 $5.81       6.45       5.25       5.35      3.79
Income from investment operations:
   Net investment income (loss)                     (.01)      (.01)      (.02)      (.02)      .02
   Net realized and unrealized gain (loss)          1.68       (.27)      1.71        .40      1.89
Total from investment operations                    1.67       (.28)      1.69        .38      1.91
   Less dividends:
   Distribution from net investment income            --         --         --        .01       .06
   Distribution from net realized gain               .34        .36        .49        .47       .29
Total dividends                                      .34        .36        .49        .48       .35
Net asset value, end of year                       $7.14       5.81       6.45       5.25      5.35
====================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                      30.88%     (4.31)     34.11       7.02     55.16

   ANNUALIZED RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.14%      1.34       1.03       1.28      1.25
Net investment income (loss)                        (.18)      (.76)      (.43)      (.43)      .27


                                                   CLASS B                   CLASS C           CLASS I
                                                           MAY 31,                  MAY 31,    JULY 3,
                                            YEAR ENDED    1994 TO    YEAR ENDED     1994 TO    1995 TO
                                             SEPT. 30,   SEPT. 30,    SEPT. 30,   SEPT. 30,  SEPT. 30,
                                                  1995        1994         1995        1994       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $5.78        5.65        5.77         5.65       6.27
Income from investment operations:
  Net investment loss                             (.07)       (.02)       (.07)        (.03)       .--
  Net realized and unrealized gain                1.66         .15        1.66          .15        .88
Total from investment operations                  1.59         .13        1.59          .12        .88
Less distribution from net realized gain           .34         .--         .34          .--        .--
Net asset value, end of period                   $7.03        5.78        7.02         5.77       7.15
======================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                    29.59%       2.30       29.65         2.12      14.04

ANNUALIZED RATIOS TO AVERAGE NET ASSETS
Expenses                                          2.17%       2.29)       2.10         2.10        .79
Net investment loss                              (1.21)      (1.38)      (1.14)       (1.21)      (.14)

SUPPLEMENTAL DATA FOR ALL CLASSES
                                                                 YEAR ENDED SEPTEMBER 30,
                                                1995         1994         1993       1992         1991
Net assets at end of year (in thousands)     $839,905      631,607      510,060     329,116    289,345
Portfolio turnover rate                           102%          58%          82%         73%       126%

Note:  Total return does not reflect the effect of any sales charges.

SHAREHOLDER MEETING

SPECIAL SHAREHOLDERS MEETING

On September 19, 1995 the results of the proxy solicitation were announced at a joint special shareholders meeting. Kemper Small Capitalization Equity Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current plan and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

-Election of Trustees

                                           For               Withheld
David W. Belin                             68,461,155        1,561,505
Lewis A. Burnham                           68,531,177        1,491,483
Donald L. Dunaway                          68,482,161        1,540,499
Robert B. Hoffman                          68,517,173        1,505,487
Donald R. Jones                            68,531,177        1,491,483
David B. Mathis                            68,363,123        1,659,537
Shirley D. Peterson                        68,447,150        1,575,510
William P. Sommers                         68,489,164        1,533,496
Stephen B. Timbers                         68,545,182        1,477,478

-Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

For                    Against               Abstain
66,803,291             916,326               2,303,041

-Approval of new investment management agreement

For                    Against               Abstain
65,690,248             1,375,097             2,957,314

-Approval of new 12b-1 distribution plan

                          For                Against          Abstain
Class B Shares            14,184,834         531,044          1,197,133
Class C Shares            163,501            3,057            19,158


TRUSTEES AND OFFICERS

TRUSTEES                         OFFICERS

STEPHEN B. TIMBERS               KAREN A. HUSSEY
President and Trustee            Vice President

DAVID W. BELIN                   JOHN E. PETERS
Trustee                          Vice President

LEWIS A. BURNHAM                 STEVEN H. REYNOLDS
Trustee                          Vice President

DONALD L. DUNAWAY                PHILIP J. COLLORA
Trustee                          Vice President
                                 and Secretary
ROBERT B. HOFFMAN
Trustee                          CHARLES F. CUSTER
                                 Vice President and
DONALD R. JONES                  Assistant Secretary
Trustee
                                 JEROME L. DUFFY
DAVID B. MATHIS                  Treasurer
Trustee
                                 ELIZABETH C. WERTH
SHIRLEY D. PETERSON              Assistant Secretary
Trustee

WILLIAM P. SOMMERS
Trustee


LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419557
                                Kansas City, MO 64141
                                800-621-1048

CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606

INVESTMENT MANAGER              KEMPER FINANCIAL SERVICES, INC.

PRINCIPAL UNDERWRITER           KEMPER DISTRIBUTORS, INC.
                                120 South LaSalle Street
                                Chicago, IL 60603



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